UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 24, 2004

Reebok International Ltd.
(Exact name of registrant as specified in its charter)

MA	1-9340	04-2678061
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1895 J.W. Foster Boulevard Canton, Massachusetts	02021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(781) 401-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.  OTHER EVENTS.

On November 24, 2004, Reebok International Ltd. (“Reebok”) issued the press release filed herewith as Exhibit 99.1 and incorporated by reference herein

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

Exhibit Number	Description of Document

99.1	Press Release dated November 24, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REEBOK INTERNATIONAL LTD.

By:	/s/ Kenneth Watchmaker
	Name:	Kenneth Watchmaker
	Title:	Executive Vice President and Chief Financial Officer

Dated: November 24, 2004

Exhibit Index

Exhibit

99.1	Press Release dated November 24, 2004.